Exhibit 99.1

        LETTER OF TRANSMITTAL

OF

VWR INTERNATIONAL, INC.

OFFERS TO EXCHANGE ANY AND ALL OUTSTANDING 6 7/8% SENIOR NOTES DUE 2012 AND 8% SENIOR SUBORDINATED NOTES DUE 2014, ISSUED ON APRIL 7, 2004, FOR AN EQUAL PRINCIPAL AMOUNT OF ITS 6 7/8% SENIOR NOTES DUE 2012 AND 8% SENIOR SUBORDINATED NOTES DUE 2014, RESPECTIVELY, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO THE PROSPECTUS DATED                              , 2004

          EACH EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                              , 2004 UNLESS EXTENDED (SUCH TIME AND DATE AS TO EACH EXCHANGE OFFER, AS THE SAME MAY BE EXTENDED, AN "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE APPLICABLE EXPIRATION DATE.

The Exchange Agent for the Exchange Offers is:

Wells Fargo Bank, National Association

By Registered/Certified Mail, Hand Delivery or Overnight Courier:

Wells Fargo Bank
Corporate Trust Operations
Sixth & Marquette
MAC N9303-121
Minneapolis, MN 55479
Attn: Bondholder Communications

By Facsimile Transmission (Eligible Institutions only):
(800) 344-5128

For Information:
(612) 667-6282

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE ACCOMPANYING IRS FORM W-9 INCLUDED HEREIN. SEE INSTRUCTION 8.

        DESCRIPTION OF OLD NOTES (See Instructions 2 and 3.) List below each series of Old Notes (as defined below) to which this Letter of Transmittal relates.

Name(s) and address(es) of Registered Owner(s) (Please fill in, if blank, exactly as name(s) appear(s) on the Old Note(s))	Series of Notes (Please check applicable boxes)	Certificate Number(s)(*)	Aggregate Principal Amount of Old Notes(*)	Principal Amount Tendered(**)

☐ 6 7/8% Senior Notes due 2012

☐ 8% Senior Subordinated Notes due 2014

Total Principal Amount

(*)	Need not be completed if Old Notes are being transferred by book-entry transfer.
(**)	Unless otherwise indicated, it will be assumed that ALL Old Notes described above are being tendered. See Instruction 3.

        The undersigned acknowledges that he, she or it has received and reviewed this Letter of Transmittal (the "Letter") and the Prospectus, dated            , 2004 (as the same may be amended, supplemented or modified from time to time, the "Prospectus"), of VWR International, Inc., a Delaware corporation (the "Company"), which together constitute its offers to exchange up to $200,000,000 aggregate principal amount of its 6 7/8% Senior Notes due 2012 (the "New Senior Notes") and up to $320,000,000 aggregate principal amount of its 8% Senior Subordinated Notes due 2014 (the "New Senior Subordinated Notes" and together with the New Senior Notes, the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 6 7/8% Senior Notes due 2012 (the "Old Senior Notes") and 8% Senior Subordinated Notes due 2014 (the "Old Senior Subordinated Notes" and together with the Old Senior Notes, the "Old Notes"), respectively, from the registered holders thereof (each, a "Holder" and, collectively, the "Holders"), upon the terms and subject to the conditions set forth in the Prospectus and this Letter (each such exchange offer, individually, an "Exchange Offer" and, collectively, the "Exchange Offers").

        For each Old Senior Note accepted for exchange, the Holder of such Old Senior Note will receive a New Senior Note having a principal amount equal to that of the surrendered Old Senior Note. For each Old Senior Subordinated Note accepted for exchange, the Holder of such Old Senior Subordinated Note will receive a New Senior Subordinated Note having a principal amount equal to that of the surrendered Old Senior Subordinated Note. The New Notes of a series will accrue interest from the last interest payment date on which interest was paid on the Old Notes of the same series. Accordingly, registered Holders of New Notes of a series on the relevant record date for the first interest payment date following the consummation of the applicable Exchange Offer will receive interest accruing from the last interest payment date on which interest was paid on the Old Notes of the same series. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the applicable Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the applicable Exchange Offer.

        This Letter is to be completed by a Holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer (the "Book-Entry Transfer Facility") to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offers—Book-Entry Transfer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the applicable Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offers—Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

MUTILATED, LOST, STOLEN OR DESTROYED NOTES

☐
CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING NOTES THAT YOU OWN HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 9.

BOOK-ENTRY TRANSFER

☐
CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

Name(s) of Tendering Institution(s)

Account Number(s)

Transaction Code Number(s)

GUARANTEED DELIVERY

☐
CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING. (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

If delivered by book-entry transfer:
Account Number at Book-Entry Transfer Facility

Transaction Code Number

☐
CHECK HERE IF YOU ARE A BROKER-DEALER ENTITLED, PURSUANT TO THE TERMS OF THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENTS REFERRED TO IN THE PROSPECTUS, TO RECEIVE, AND WISH TO RECEIVE, 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO WITHIN 90 DAYS AFTER THE APPLICABLE EXPIRATION DATE.

Name

Address

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and that it has not entered into any arrangement or understanding with the Company or any of its affiliates to distribute the New Notes in connection with any resale of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges and represents that it will deliver a prospectus meeting the requirements of the Securities Act, in connection with any resale of such New Notes; however, by so acknowledging and representing and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

        Upon the terms and subject to the conditions of the relevant Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes described above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby and any and all Notes or other securities issued, paid or distributed or issuable, payable or distributable in respect of such Notes on or after                        , 2004.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent, attorney-in-fact and proxy with respect to Old Notes tendered hereby, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), among other things, to cause the Old Notes to be assigned, transferred and exchanged.

        The undersigned hereby represents and warrants (a) that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, (b) that when such Old Notes are accepted for exchange, the Company will acquire good and unencumbered title to such notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim and such Old Notes will not have been transferred to the Company in violation of any contractual or other restriction on the transfer thereof, (c) that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, (d) that neither the Holder of such Old Notes nor any such other person is participating in, intends to participate in, or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of Old Notes or New Notes, (e) that neither the Holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company and (f) that neither the Holder of such Old Notes nor such other person is acting on behalf of any person who could not truthfully make the foregoing representations and warranties.

        The undersigned acknowledges that the relevant Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the applicable Exchange Offer in exchange for the relevant Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is a broker-dealer or an "affiliate" of the Company within the meaning of Rule 405 of the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holder's business, at the time of commencement of the applicable Exchange Offer such Holder has no arrangement or understanding with any person to participate in a distribution of such New Notes, and such Holder is not engaged in, and does not intend to engage in, a distribution of such New Notes. However, the SEC has not considered any of the Exchange Offers in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offers as made in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and that it has not entered into any arrangement or understanding with the Company or any of its affiliates to distribute the New Notes in connection with any resale of the New Notes and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes (other than a resale of New Notes received in exchange for an unsold allotment from the original sale of the Old Notes) with the Prospectus. The Prospectus may be used by certain broker-dealers (as specified in the applicable Registration Rights Agreement referenced in the Prospectus) ("Participating Broker-Dealers") for a period of time, starting on the applicable Expiration Date and ending on the close of business 90 days after the applicable Expiration Date in connection with the sale or transfer of such New Notes.

The Company has agreed that, for such period of time, it will make the Prospectus available to such a broker-dealer which elects to exchange Old Notes, acquired for its own account as a result of market making or other trading activities, for New Notes pursuant to the relevant Exchange Offer for use in connection with any resale of such New Notes. By tendering in an Exchange Offer, each broker-dealer that receives New Notes pursuant to the relevant Exchange Offer acknowledges and agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of New Notes and agrees that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Company has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of New Notes. A broker dealer that would receive New Notes of a series for its own account for its Old Notes of the same series, where such Old Notes were not acquired as a result of market-making activities or other trading activities, will not be able to participate in the applicable Exchange Offer.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

        All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

        Tenders of Old Notes made pursuant to an Exchange Offer are irrevocable, except that Old Notes tendered pursuant to an Exchange Offer may be withdrawn at any time prior to the applicable Expiration Date. See information described in "The Exchange Offers—Withdrawal of Tenders" section of the Prospectus.

        The undersigned understands that tender of Old Notes pursuant to any of the procedures described in the "Procedures for Tendering" section of the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth in the Prospectus, including the undersigned's representation that the undersigned owns the Old Notes being tendered. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Notes tendered hereby.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)

, 2004

, 2004

SIGNATURE(S) OF OWNER
Area Code and Telephone Number

Dated:	, 2004

        If a Holder is tendering an Old Note, this Letter must be signed by the registered Holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Old Note or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s):
(Please Type or Print)
Capacity (full title):

Address:

(Zip Code)
Area Code and Telephone Number:

Tax Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED BY INSTRUCTION 4)

SIGNATURE(S) GUARANTEED BY
AN ELIGIBLE INSTITUTION:
(AUTHORIZED SIGNATURE)
Name:

Capacity (full title):

Name of Firm:

Address:

(Zip Code)
Area Code and Telephone Number:

Dated:	, 2004

(PLEASE COMPLETE ACCOMPANYING IRS FORM W-9 HEREIN. SEE INSTRUCTION 8.)

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 4, 5 and 6)

              To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue: New Notes and/or Old Notes to:

Name(s):
(PLEASE TYPE OR PRINT)
(PLEASE TYPE OR PRINT)
Address:

(ZIP CODE)
(Tax Identification or Social Security No.) (See IRS Form W-9 Included Herein)
☐ Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Facility account set forth below:
(BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER(S), IF APPLICABLE)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 4, 5 and 6)

              To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

  Mail: New Notes and/or Old Notes to:

Name(s):
(PLEASE TYPE OR PRINT)
(PLEASE TYPE OR PRINT)
Address:

(ZIP CODE)
(Tax Identification or Social Security No.) (See IRS Form W-9 Included Herein)

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE APPLICABLE EXPIRATION DATE.

INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFERS TO EXCHANGE ANY AND ALL OUTSTANDING 6 7/8% SENIOR NOTES DUE 2012 AND 8% SENIOR SUBORDINATED NOTES DUE 2014, ISSUED ON APRIL 7, 2004, OF VWR INTERNATIONAL, INC. FOR 6 7/8% SENIOR NOTES DUE 2012 AND 8% SENIOR SUBORDINATED NOTES DUE 2014, RESPECTIVELY, OF VWR INTERNATIONAL, INC., WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

        1.    Delivery of this Letter and Notes; Guaranteed Delivery Procedures.    This Letter is to be completed by Holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offers—Procedures for Tendering" section of the Prospectus and an Agent's Message is not delivered. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation (as defined below), as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the applicable Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which message states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Old Notes which are the subject of the Book-Entry Confirmation that such participant has received and agrees to be bound by the Letter and that the Company may enforce the Letter against such participant. "Book-Entry Confirmation" means a timely confirmation of book-entry transfer of Notes into the Exchange Agent's account at the Book-Entry Transfer Facility.

        Holders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to 5:00 P.M., New York City time, on the applicable Expiration Date or who cannot complete the procedure for book-entry transfer prior to 5:00 P.M., New York City time, on the applicable Expiration Date may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offers—Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to 5:00 P.M., New York City time, on the applicable Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically-tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically-tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

        THE METHOD OF DELIVERY OF THIS LETTER, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF OLD NOTES ARE SENT BY MAIL, IT IS RECOMMENDED THAT THE MAILING BE BY REGISTERED OR CERTIFIED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, MADE SUFFICIENTLY IN ADVANCE OF THE APPLICABLE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE APPLICABLE EXPIRATION DATE.

        THE COMPANY WILL NOT ACCEPT ANY ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS. EACH TENDERING HOLDER, BY EXECUTION OF A LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT'S MESSAGE IN LIEU THEREOF), WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF SUCH TENDER.

        2.    Inadequate Space.    If the space provided in the box captioned "Description of Notes Tendered" above is inadequate, the certificate number(s) and/or the principal amount of Notes and any other required information should be listed on a separate signed schedule and such schedule should be attached to this Letter.

        3.    Partial Tenders (Not Applicable to Noteholders Who Tender by Book-Entry Transfer).    If fewer than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box entitled "Description of Old Notes—Principal Amount of Notes Tendered." A reissued certificate or book-entry representing the balance of nontendered Old Notes will be sent to such tendering Holder(s), unless otherwise provided in the appropriate box on this Letter, promptly after the applicable Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

        4.    Signatures on this Letter; Bond Powers and Endorsements.    If this Letter is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

        If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter.

        If any of the Old Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters (or facsimiles thereof or Agent's Messages in lieu thereof) as there are different registrations of certificates.

        If this Letter is signed by the registered Holder(s) of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

        If this Letter is signed by a person other than the registered Holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder(s) appear(s) on the certificate(s) and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

        If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of such persons' authority to so act, unless such submission is waived by the Company.

        ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 4 MUST BE GUARANTEED BY A FIRM WHICH IS A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF A RECOGNIZED MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION INC., INCLUDING THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP), THE STOCK EXCHANGE MEDALLION PROGRAM (SEMP) AND THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM (MSP), OR ANY OTHER "ELIGIBLE GUARANTOR INSTITUTION" (AS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED) (EACH OF THE FOREGOING, AN "ELIGIBLE INSTITUTION").

        SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF EACH OF THE EXCHANGE OFFERS, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" IN THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

        5.    Special Issuance and Delivery Instructions.    Tendering Holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the applicable Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate herein. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

        6.    Transfer Taxes.    Except as otherwise provided in this Instruction 6, the Company will pay any transfer taxes with respect to the transfer of Old Notes to it or its order pursuant to the applicable Exchange Offer. If, however, New Notes or substitute Old Notes not exchanged are to be delivered to or registered or issued in the name of, any person other than the registered Holder(s) of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person(s) signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered Holder(s) or any other person) payable on account of the transfer to such person will be payable by the Holder(s) tendering hereby. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder(s).

        7.    Waiver of Conditions.    The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

        8.    Taxpayer Identification Number; Backup Withholding; IRS Form W-9.    U.S. federal income tax laws generally require that a tendering Holder provides the Exchange Agent with such Holder's correct Taxpayer Identification Number ("TIN") on IRS Form W-9, Request for Taxpayer Identification Number and Certification, below (the "IRS Form W-9"), which in the case of a Holder who is an individual, is his or her social security number. If the tendering Holder is a non-resident alien or a foreign entity, other requirements (as described below) will apply. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, failure to provide the Exchange Agent with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the tendering Holder pursuant to the Exchange Offers at a current rate of 28%. If withholding results in an overpayment of taxes, the Holder may obtain a refund from the IRS.

        Exempt Holders of the Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the enclosed Instructions for the Requester of Form W-9 (the "W-9 Guidelines") for additional instructions.

        To prevent backup withholding, each tendering Holder that is a U.S. person (including a resident alien) must provide its correct TIN by completing the IRS Form W-9 set forth below, certifying, under penalties of perjury, that such Holder is a U.S. person (including a resident alien), that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) such Holder is exempt from backup withholding, or (ii) such Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such Holder that such Holder is no longer subject to backup withholding. If the Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space reserved for the TIN, as shown on IRS Form W-9. Note: Writing "Applied For" on the IRS Form W-9 means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Exchange Agent.

        A tendering Holder that is a non-resident alien or a foreign entity must submit the appropriate completed IRS Form W-8 (generally IRS Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the Exchange Agent at the address on the face of this Letter of Transmittal.

        FAILURE TO COMPLETE IRS FORM W-9, IRS FORM W-8BEN OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING AT THE RATE DESCRIBED ABOVE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS.

        9.    Mutilated, Lost, Destroyed or Stolen Certificates.    Any Holder whose certificate(s) representing Old Notes have been mutilated, lost, destroyed or stolen should promptly notify the Exchange Agent at the address included herein or at (860) 704-6217 for further instructions. This Letter and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen certificate(s) have been followed.

        10.    Withdrawal Rights.    Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the applicable Expiration Date. For a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at the address set forth above prior to 5:00 P.M., New York City time, on the applicable Expiration Date. Any such notice of withdrawal must (i) specify the name of the person who tendered the Old Notes to be withdrawn, (ii) identify the Old Notes to be withdrawn, including the aggregate principal amount of such Old Notes or, in the case of Notes transferred by book-entry transfer, specify the number of the account at the Book-Entry Transfer Facility from which the Old Notes were tendered and specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility; (iii) contain a statement that such Holder is withdrawing its election to have such Old Notes exchanged; (v) specify the name in which such Old Notes are registered, if different from that of the person who tendered the Old Notes.

        All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties.

        Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the relevant Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the applicable Expiration Date with respect to such Old Notes.

        Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the tendering Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offers-Book-Entry Transfer" section of the Prospectus, such Old Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offers.

        11.    Requests For Assistance and Additional Copies.    Questions and requests for assistance regarding this Letter, as well as requests for additional copies of the Prospectus, this Letter, Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE.

IRS FORM W-9
Form W-9 (Rev. January 2003) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name

Business name, if different from above

Check appropriate box:	☐ Individual/ Sole proprietor	☐ Corporation	☐ Partnership	☐ Other	> .............................	☐ Exempt from backup withholding

Address (number, street, and apt, or suite no.)					Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 2. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 2.

Note: If the account is in more than one name, see the chart on page 2 for guidelines on whose number to enter.

Social security number [ ][ ][ ]- [ ][ ]- [ ][ ][ ][ ]	or	Employer identification number [ ][ ]- [ ][ ][ ][ ][ ][ ]

  Part II Certification

Under penalties of perjury, I certify that:

1.
The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.
I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)

Sign Here	Signature of U.S. person >	Date >

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

    1.     Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

    2.     Certify that you are not subject to backup withholding, or

    3.     Claim exemption from backup withholding if you are a U.S. exempt payee.

Note: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Foreign person. If you are a foreign person, use the appropriate Form W-8 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

    If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

    1.     The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

    2.     The treaty article addressing the income.

    3.     The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

    4.     The type and amount of income that qualifies for the exemption from tax.

    5.     Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China Income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

    If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments (29% after December 31, 2003; 28% after December 31, 2005). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

    You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

    1.     You do not furnish your TIN to the requester, or

    2.     You do not certify your TIN when required (see the Part II instructions on page 2 for details), or

    3.     The IRS tells the requester that you furnished an incorrect TIN, or

    4.     The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

Cat. No. 10231X	Form W-9 (Rev. 1-2003)

Form W-9 (Rev. 1-2003)                                                                                                                           Page 2

    5.     You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

    Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

    If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.

Other entities. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

    Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup witholding is not required on any payments made to the following payees:

    1.     An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisifies the requirements of section 401(f)(2);

    2.     The United States or any of its agencies or instrumentalities;

    3.     A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

    4.     A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

    5.     An international organization or any of its agencies or instrumentalities.

    Other payees that may be exempt from backup withholding include:

    6.     A corporation;

    7.     A foreign central bank of issue;

    8.     A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

    9.     A futures commission merchant registered with the Commodity Futures Trading Commission;

    10.   A real estate investment trust;

    11.   An entity registered at all times during the tax year under the Investment Company Act of 1940;

    12.   A common trust fund operated by a bank under section 584(a);

    13.   A financial institution;

    14.   A middleman known in the investment community as a nominee or custodian; or

    15.   A trust exempt from tax under section 664 or described in section 4947.

    The chart below shows types of payments that may be exempt from backup withholding. The chart apples to the exempt recipients listed above, 1 through 15.

If the payment is for…	THEN the payment is exempt for…

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt recipients 1 through 7 [2]

1 See Form 1099-MISC, Miscellaneous income, and its instructions.

2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees; and payments for services paid by a Federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

    If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

    If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

Note: See the chart on page 3 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov/online/ss5.html. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

    If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

    For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt from backup withholding on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

    1.     Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

    2.     Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

    3.     Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

    4.     Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

    5.     Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA or Archer MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 1-2003)                                                                                                                           Page 3

What Name and Number To Give the Requester

For this type of account:			Give name and SSN of:

1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor [2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or single-owner LLC		The owner [3]

For this type of account:			Give name and EIN of:

6.	Sole proprietorship or single-owner LLC		The owner [3]
7.	A valid trust, estate, or pension trust		Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832		The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
10.	Partnership or multi-member LLC		The partnership
11.	A broker or registered nominee		The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

4 List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

    You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Instructions for the Requester of Form W-9 (Rev. January 2002) Request for Taxpayer Identification Number and Certification Section references are to the Internal Revenue Code unless otherwise noted.	[LOGO]	Department of the Treasury Internal Revenue Service

Changes To Note

• The backup withholding rate is reduced to 30% for reportable payments made in 2002 and 2003 (29% in 2004 and 2005).

• Payers with an electronic system may receive a Form W-9 electronically from an investment advisor or introducing broker who is authorized as the payee's agent. See Electronic Submission of Forms W-9 below.

How Do I Know When To Use Form W-9?

Use Form W-9 to request the taxpayer identification number (TIN) of a U.S. person (including a resident alien) and to request certain certifications and claims for exemption. (See Purpose of Form on the Form W-9.) Withholding agents may require signed Forms W-9 from U.S. exempt recipients to overcome any presumptions of foreign status.

    Advise foreign persons to use the appropriate Form W-8. See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities, for more information and a list of the W-8 forms.

    Also, a nonresident alien individual may, under certain circumstances, claim treaty benefits on scholarships and fellowship grant income. See Pub. 515 or Pub. 519, U.S. Tax Guide for Aliens, for more information.

Electronic Submission of Forms W-9

Requesters may establish a system for payees and payee's agents to submit Forms W-9 electronically, including by fax. A requester is anyone required to file an information return. A payee is anyone required to provide a taxpayer identification number (TIN) to the requester.

Payee's agent. A payee's agent can be an investment advisor (corporation, partnership, or individual) or an introducing broker. An investment advisor must be registered with the Securities Exchange Commission (SEC) under the Investment Advisers Act of 1940. The introducing broker is a broker-dealer that is regulated by the SEC and the National Association of Securities Dealers, Inc., and that is not a payer. Except for a broker who acts as a payee's agent for "readily tradable instruments," the advisor or broker must show in writing to the payer that the payee authorized the advisor or broker to transmit the Form W-9 to the payer.

Electronic system. Generally, the electronic system must:

• Ensure the information received is the information sent, and document all occasions of user access that result in the submission;

• Make reasonably certain that the person accessing the system and submitting the form is the person identified on Form W-9, the investment advisor, or the introducing broker;

• Provide the same information as the paper Form W-9;

• Be able to supply a hard copy of the electronic Form W-9 if the Internal Revenue Service requests it; and

• Require as the final entry in the submission an electronic signature by the payee whose name is on Form W-9 that authenticates and verifies the submission. The electronic signature must be under penalties of perjury and the perjury statement must contain the language of the paper Form W-9.

[LOGO]	For Forms W-9 that are not required to be signed, the electronic system need not provide for an electronic signature or a perjury statement.

    For more details, see the following at www.irs.gov:

• Announcement 98-27, 1998-1 C.B. 865. You can find Announcement 98-27 on page 30 of Internal Revenue Bulletin (I.R.B.) 1998-15.

• Announcement 2001-91. You can find Announcement 2001-91 on page 221 of I.R.B. 2001-36.

Individual Taxpayer Identification Number (ITIN)

Form W-9 (or an acceptable substitute) is used by persons required to file information returns with the IRS to get the payee's (or other person's) correct TIN. For individuals, the TIN is generally a social security number (SSN).

    However, in some cases, individuals who become U.S. resident aliens for tax purposes are not eligible to obtain an SSN. This includes certain resident aliens who must receive information returns but who cannot obtain an SSN.

    These individuals must apply for an ITIN on Form W-7, Application for IRS Individual Taxpayer Identification Number, unless they have an application pending for an SSN. Individuals who have an ITIN must provide it on Form W-9.

Cat. No. 20479P

Substitute Form W-9

You may develop and use your own Form W-9 (a substitute Form W-9) if its content is substantially similar to the official IRS Form W-9 and it satisfies certain certification requirements.

    You may incorporate a substitute Form W-9 into other business forms you customarily use, such as account signature cards. However, the certifications on the substitute Form W-9 must clearly set forth (as shown on the official Form W-9) that:

    1.     The payee's TIN is correct,

    2.     The payee is not subject to backup withholding due to failure to report interest and dividend income, and

    3.     The payee is a U.S. person.

    You may not:

    1.     Use a substitute Form W-9 that requires the payee, by signing, to agree to provisions unrelated to the required certifications or

    2.     Imply that a payee may be subject to backup withholding unless the payee agrees to provisions on the substitute form that are unrelated to the required certifications.

    A substitute Form W-9 that contains a separate signature line just for the certifications satisfies the requirement that the certifications be clearly set forth.

    If a single signature line is used for the required certifications and other provisions, the certifications must be highlighted, boxed, printed in bold-face type, or presented in some other manner that causes the language to stand out from all other information contained on the substitute form. Additionally, the following statement must be presented to stand out in the same manner as described above and must appear immediately above the single signature line:

    "The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding."

    If you use a substitute form, you are encouraged (but not required) to provide Form W-9 instructions to the payee. However, if the IRS has notified the payee that backup withholding applies, then you must instruct the payee to strike out the language in the certification that relates to underreporting. This instruction can be given orally or in writing. See item 2 of the Certification on Form W-9.

TIN Applied for

For interest and dividend payments and certain payments with respect to readily tradable instruments, the payee may return a properly completed, signed Form W-9 to you with "Applied For" written in Part I. This is an "awaiting-TIN" certificate. The payee has 60 calendar days, from the date you receive this certificate, to provide a TIN. If you do not receive the payee's TIN at that time, you must begin backup withholding on payments.

Reserve rule. You must backup withhold on any reportable payments made during the 60-day period if a payee withdraws more than $500 at one time, unless the payee reserves 30 percent of all reportable payments made to the account during 2002 (29% after 2003).

Alternative rule. You may also elect to backup withhold during this 60-day period, after a 7-day grace period, under one of the two alternative rules discussed below.

    Option 1. Backup withhold on any reportable payments if the payee makes a withdrawal from the account after the close of 7 business days after you receive the awaiting-TIN certificate. Treat as reportable payments all cash withdrawals in an amount up to the reportable payments made from the day after you receive the awaiting-TIN certificate to the day of withdrawal.

    Option 2. Backup withhold on any reportable payments made to the payee's account, regardless of whether the payee makes any withdrawals, beginning no later than 7 business days after you receive the awaiting-TIN certificate.

[TIP]	The 60-day exemption from backup withholding does not apply to any payment other than interest, dividends, and certain payments relating to readily tradable instruments. Any other reportable payment, such as nonemployee compensation, is subject to backup withholding immediately, even if the payee has applied for and is awaiting a TIN.

    Even if the payee gives you an awaiting-TIN certificate, you must backup withhold on reportable interest and dividend payments if the payee does not certify, under penalties of perjury, that the payee is not subject to backup withholding.

Payees Exempt From Backup Withholding

Even if the payee does not provide a TIN in the manner required, you are not required to backup withhold on any payments you make if the payee is:

    1.     An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

    2.     The United States or any of its agencies or instrumentalities;

    3.     A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

    4.     A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

    5.     An international organization or any of its agencies or instrumentalities.

    Other payees that may be exempt from backup withholding include:

    6.     A corporation;

    7.     A foreign central bank of issue;

    8.     A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

    9.     A futures commission merchant registered with the Commodity Futures Trading Commission;

    10.     A real estate investment trust;

    11.     An entity registered at all times during the tax year under the Investment Company Act of 1940;

    12.     A common trust fund operated by a bank under section 584(a);

    13.     A financial institution;

    14.     A middleman known in the investment community as a nominee or custodian; or

    15.     A trust exempt from tax under section 664 or described in section 4947.

    The following types of payments are exempt from backup withholding as indicated for items 1 through 15 above.

Interest and dividend payments. All listed payees are exempt except the payee in item 9.

Broker transactions. All payees listed in items 1 through 13 are exempt. A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker is also exempt.

Barter exchange transactions and patronage dividends. Only payees listed in items 1 through 5 are exempt.

Payments reportable under sections 6041 and 6041A. Only payees listed in items 1 through 7 are generally exempt.

    However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC, Miscellaneous Income, are not exempt from backup withholding.

• Medical and health care payments.

• Attorneys' fees.

• Payments for services paid by a Federal executive agency.

Payments Exempt From Backup Withholding

Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations. The following payments are generally exempt from backup withholding.

Dividends and patronage dividends

• Payments to nonresident aliens subject to withholding under section 1441.

• Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

• Payments of patronage dividends not paid in money.

• Payments made by certain foreign organizations.

• Section 404(k) distributions made by an ESOP.

Interest payments

• Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

• Payments of tax-exempt interest (including exempt-interest dividends under section 852).

• Payments described in section 6049(b)(5) to nonresident aliens.

• Payments on tax-free covenant bonds under section 1451.

• Payments made by certain foreign organizations.

• Mortgage or student loan interest paid to you.

Other types of payment

• Wages.

• Distributions from a pension, annuity, profit-sharing or stock bonus plan, any IRA, or an owner-employee plan.

• Certain surrenders of life insurance contracts.

• Gambling winnings if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.

• Real estate transactions reportable under section 6045(e).

• Cancelled debts reportable under section 6050P.

• Distributions from a medical savings account and long-term care benefits.

• Fish purchases for cash reportable under section 6050R.

Joint Foreign Payees

If the first payee listed on an account gives you a Form W-8 or a similar statement signed under penalties of perjury, backup withholding applies unless:

    1.     Every joint payee provides the statement regarding foreign status or

    2.     Any one of the joint payees who has not established foreign status gives you a TIN.

    If any one of the joint payees who has not established foreign status gives you a TIN, use that number for purposes of backup withholding and information reporting.

    For more information on foreign payees, see the Instructions for the Requester of Forms W-8BEN, W-8ECI, W-8EXP, and W-8IMY.

Names and TINs To Use for Information Reporting

Show the full name and address as provided on Form W-9 on the information return filed with the IRS and on the copy furnished to the payee. If you made payments to more than one payee or the account is in more than one name, enter on the first name line only the name of the payee whose TIN is shown on the information return. You may show the names of any other individual payees in the area below the first name line.

Sole proprietor. Enter the individual's name on the first name line. On the second name line, enter the business name or "doing business as (DBA)" if provided. You may not enter only the business name. For the TIN, you may enter either the individual's SSN or the employer identification number (EIN) of the business. However, the IRS prefers that you show the SSN.

LLC. For an LLC that is disregarded as an entity separate from its owner, you must show the owner's name on the first name line. On the second name line, you may enter the LLC's name. Use the owner's TIN.

Additional Information

For more information on backup withholding, see:

• Pub. 1679, A Guide to Backup Withholding or

• Pub. 1281, Backup Withholding on Missing and Incorrect Name/TINs.

Notices From the IRS

The IRS will send you a notice if the payee's name and TIN on the information return you filed do not match the IRS's records. You may have to send a "B" notice to the payee to solicit another TIN. Pubs. 1679 and 1281 contain copies of the two types of "B" notices.

    Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth below. Additional copies of the Prospectus, this Letter or other materials related to each of the Exchange Offers may be obtained from the Exchange Agent or from brokers, dealers, commercial banks or trust companies.

The Exchange Agent for the Offers is:

Wells Fargo Bank, National Association

By Registered/Certified Mail, Hand Delivery or Overnight Courier:

Wells Fargo Bank
Corporate Trust Operations
Sixth & Marquette
MAC N9303-121
Minneapolis, MN 55479

Attn: Bondholder Communications

By Facsimile Transmission (Eligible Institutions only):
(800) 344-5128

For Information:
(612) 667-6282